                   WAIVER AND MODIFICATION OF CREDIT AGREEMENT

         THIS AGREEMENT is made as of the 29th day of September, 2000, by and between SOUTHTRUST BANK, an Alabama corporation formerly known as SouthTrust Bank, National Association acting as a Lender and as Administrative Agent and Funding Agent (collectively "Agent") pursuant to the Credit Agreement FIRST UNION NATIONAL BANK, a national banking association acting as a Lender, NATIONAL CITY BANK OF KENTUCKY, NATIONAL ASSOCIATION, a national banking association acting as a Lender, SUNTRUST BANK, a Georgia corporation, formerly known as SUNTRUST BANK, SOUTH FLORIDA, N.A., a national banking association, acting as a Lender, and BARCLAYS BANK, P.L.C., acting as a Lender (collectively the "Lenders"), and TODHUNTER INTERNATIONAL, INC., a Delaware corporation (the "Borrower").

                                   WITNESSETH:

         WHEREAS, Lenders, Agent and Borrower entered into a Credit Agreement dated as of November 17, 1999 (the "Credit Agreement") in connection with which Lenders made available to Borrower a revolving line of credit in the maximum principal amount of FIFTEEN MILLION and no/100s Dollars ($15,000,000.00) (the "Revolving Line of Credit") evidenced by certain Revolving Credit Notes (the "Revolving Notes") and Term Loans in the maximum principal amount of FIFTY SIX MILLION and no/100 Dollars ($56,000,000.00) evidenced by certain Term Notes (collectively with the Revolving Notes the "Notes"), secured and evidenced by the Loan Documents, as defined in the Credit Agreement; and

         WHEREAS, Lenders, Agent and Borrower have agreed to revise certain provisions of the Credit Agreement.

         NOW, THEREFORE, in consideration of the mutual promises and covenants of this agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lenders, Agent and Borrower agree as follows:

1. RECITALS/TERMS. All of the recitals set forth above are true and correct and by this reference are made a material part of this Agreement. All capitalized terms used herein which are defined in the Credit Agreement shall have the meaning provided therein when used herein unless the context shall require otherwise.

2. REAFFIRMATION OF NOTE. Borrower hereby acknowledges that the Notes continue to evidence the Revolving Loans and the Term Loans.

3. MODIFICATION OF DEFINITIONS.

                  Each of the definitions of "Control", "Funded Debt" and "Senior Management" is hereby amended and restated in its entirety as follows:

                  "CONTROL" means that any one Person or group of related Persons (other than Angostura Limited and/or its Affiliates) which own or acquire more than fifty percent (50%) of the outstanding shares of voting stock of the Borrower or any Subsidiary thereof. In the event a form 13(d) is filed with the SEC by Borrower, Angostura or its Affiliates relating to the acquisition of additional stock of Borrower by Angostura or its Affiliates a copy of the form 13(d) will be provided to the Agent simultaneously with the filing with the SEC.

                  "FUNDED DEBT" means without duplication, the principal balance of all indebtedness, for money borrowed, purchase money mortgages, capitalized leases, conditional sales contracts and similar title retention debt instruments under which Borrower or any of its Subsidiaries is an obligor, including any current maturities of such indebtedness, plus all debt of other entities or Persons, other than Subsidiaries, which has been guaranteed by the Borrower or any Subsidiary (other than the current balance of the indebtedness of Premier Wines & Spirts, Ltd. as of the Effective Date guaranteed by Borrower), or which is supported by a letter of credit issued for the account of the Borrower or any Subsidiary which by its terms matures more than one year from the date of any calculation thereof and/or which is renewable or extendible at the option of the obligor to a date beyond one year from such date; PROVIDED THAT, for the purposes of this Agreement, "Funded Debt" shall not include the Tank Loan or amounts transferred quarterly to Borrower's Bahamian Subsidiary and the bi-weekly excise tax payments made by Borrower in connection therewith, provided that such transfers and excise payments shall not in the aggregate exceed Five Million and no/100s Dollars ($5,000,000.00).

                  "SENIOR MANAGEMENT" includes, but is not limited to, Messrs. Pincourt, Maltby, Valdes, Mitchell and Edwards and specifically requires that Messrs. Pincourt, Maltby and Valdes in the aggregate have and exercise the same extent of management control and responsibilities as they had on the date of execution of the Credit Agreement.

4. Subject to the terms of this Modification, the Lenders hereby agree to waive any Default or Event of Default which may have occurred (i) as of March 31, 2000, as a result of the non-compliance by the Borrower as of March 31, 2000 with the provisions of Section 10.4 (Funded Debt Ratio) of the Credit Agreement; and (ii) as a result of the non-compliance by the Borrower with the provisions of Section 9.13 (Change of Senior Management or Control) of the Credit Agreement solely as a result of the acquisition by Angostura Limited and/or its Affiliates of more than fifty percent (50%) of the voting stock of the Borrower.

         The foregoing waivers are expressly limited to the matters stated herein and shall apply solely to the specific provisions of the Credit Agreement set forth above and, in the case of Section 10.4 of the Credit Agreement, solely for the date set forth above. The foregoing waivers shall not be deemed or construed as a waiver of or consent to (i) the non-compliance by the Borrower with any other covenant, term or condition of the Credit Agreement or any of the Loan Documents, or (ii)(a) any further non-compliance by the Borrower subsequent to March 31, 2000 with the provisions of Section 10.4 of the Credit Agreement, or (b) any further non-compliance by the Borrower with the provisions of Section
9.13 of the Credit Agreement, as amended herein.

5. Borrower hereby warrants and represents to Lenders that, since the date of the Credit Agreement other than violations of the financial covenant contained in Sections 9.13 and 10.4 of the Credit Agreement caused by quarterly transfers to Borrower's Bahamian subsidiary and the payment of excise taxes, Borrower has been and is in compliance with all provisions of the Credit Agreement and all other Loan Documents and that no Default or Event of Default has occurred thereunder nor has any event occurred or failed to occur which with the passage of time or the giving of notice or both would comprise such a Default or Event of Default.

6. Borrower hereby ratifies and confirms each of its obligations and indebtedness under the Credit Agreement and each of the other Loan Documents, as amended hereby, and hereby represents and warrants to the Lenders and the Agent that Borrower neither has nor claims any defenses, counterclaims or offsets to any such obligations or indebtedness.

7. The effectiveness of this Modification and the amendments contemplated herein are expressly conditioned upon the payment by the Borrower to the Agent for the prorata benefit of the Lenders an amendment fee equal to $32,500.00 and reimbursement by the Borrower of the Agent and each of the Lenders for all reasonable attorneys' fees and expenses incurred by each of them in connection with this Modification.

8.       MISCELLANEOUS.

(a) This agreement shall be governed by and construed in accordance with the law of the State of Florida. Paragraph headings used herein are for convenience only and shall not be used to interpret any term hereof. The Credit Agreement shall continue in full force and effect as modified by this Modification. In the event the terms of this Modification conflict with the terms of the Credit Agreement, the terms of this Modification shall control.

(b) This Modification constitutes the entire agreement among the parties hereto and supersedes all prior agreements, understandings, negotiations and discussions, both written and oral among the parties hereto with respect to the subject matter hereof, all of which prior agreements, understanding, negotiations and discussions, both written and oral, are merged into this Modification. All provisions of the Credit Agreement and each of the other Loan Documents shall remain in full force and effect as modified by this Agreement. Without limiting the generality of any of the provisions of this Modification, nothing herein or in any instrument or agreement shall be deemed or construed to constitute a novation, satisfaction or refinancing of all or any portion of the Loan or in any manner affect or impair the lien or priority of the Credit Agreement or any of the Loan Documents as amended hereby.

(c) This Modification may be executed in any number of counterparts with each executed counterpart constituting an original, but altogether constituting but one and the same instrument.

(d) This Modification shall be binding upon and inure to the benefit of the Borrower, the Agent and the Lenders and their respective heirs, legal representatives, executors, successors and assigns.

9. RELEASE. IN CONSIDERATION OF THE ACCOMMODATIONS PROVIDED HEREIN, THE BORROWER HEREBY UNCONDITIONALLY, IRREVOCABLY AND FOREVER RELEASES, ACQUITS AND DISCHARGES THE LENDERS AND EACH OF THE LENDERS' RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS AND COUNSEL FROM ANY AND ALL CLAIMS, DEMANDS AND CAUSES OF ACTION THAT ANY OF THEM HAD, NOW HAS OR MAY IN THE FUTURE HAVE AGAINST ANY ONE OR MORE OF THE LENDERS OR ANY ONE OR MORE OF THE LENDERS' OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR COUNSEL FOR THE ACTS OR OMISSIONS OF ANY OF THE FOREGOING PARTIES FROM THE BEGINNING OF TIME THROUGH, TO AND INCLUDING THE DATE OF THE EFFECTIVENESS OF THIS MODIFICATION, INCLUDING, WITHOUT LIMITATION, ANY CLAIMS ARISING OUT OF OR CONNECTED IN ANY MANNER WITH THE TRANSACTIONS CONTEMPLATED HEREIN OR IN THE CREDIT AGREEMENT, AS AMENDED HEREBY OR ANY OTHER LOAN DOCUMENTS, AS THE SAME MAY BE AMENDED HEREBY, AS THE CASE MAY BE.

10. WAIVER OF JURY TRIAL. THE BORROWER, THE AGENT AND THE LENDERS HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS MODIFICATION OR ANY AGREEMENT EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS, (WHETHER VERBAL OR WRITTEN) OR ACTIONS BY ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT TO THE LENDERS ENTERING INTO THIS MODIFICATION AND MAKING ANY LOAN, ADVANCE OR OTHER EXTENSION OF CREDIT TO THE BORROWER. FURTHER, THE BORROWER HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF THE LENDERS, NOR THE AGENT OR ANY OF THE AGENT'S COUNSEL OR THE LENDERS' COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE AGENT OR ANY OF THE AGENT'S COUNSEL OR THE LENDERS WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. NO REPRESENTATIVE OR AGENT OF THE LENDERS, NOR THE AGENT OR ANY OF THE AGENT'S COUNSEL OR THE LENDERS'

COUNSEL HAS THE AUTHORITY TO WAIVE, CONDITION, OR MODIFY THIS PROVISION.

         IN WITNESS WHEREOF, the Borrower, the Agent and Lenders have caused this agreement to be executed as of the day and year set forth above.

                                            BORROWER:
Witnesses:                                  TODHUNTER INTERNATIONAL, INC.,
                                            a Delaware corporation

/s/ Erika V. White                          By: /s/ A. Kenneth Pincourt, Jr.
---------------------------------------     -----------------------------------
Print Name: Erika V. White                      A. Kenneth Pincourt, Jr.
            ---------------------------     Its:  Chairman of the Board of
                                                  Directors/CEO

/s/ Troy Edwards
---------------------------------------
Print Name: Troy Edwards
           ----------------------------

STATE OF
COUNTY OF

         The foregoing instrument was acknowledged before me this 7th day of December, 2001 by A.Kenneth Pincourt, Jr., as Chairman/CEO of Todhunter International, Inc. a Delaware corporation, on behalf of the corporation. He/she is personally known to me or has produced ____________________ (type of identification) as identification.

                                            /s/ Edward A. Kay
                                            -------------------------------
                                             NOTARY PUBLIC, STATE OF FLORIDA


                                            Edward A. Kay, #CC 934433, Expires
                                            June 20, 2004
                                            -----------------------------------
                                            (Print, Type or Stamp Commissioned
                                             Name of Notary Public)

                                            THE AGENT:

                                            SOUTHTRUST BANK, FORMERLY KNOWN AS
                                            SOUTHTRUST BANK, NATIONAL
                                            ASSOCIATION
Witnesses:


/s/ Antonio Duboy                           By: /s/ D.Guy Guenthner
------------------------------------            --------------------------
Print Name: Antonio Duboy                   Print Name: D. Guy Guenthner
           -------------------------                   -------------------
                                            Title: Group Vice President
                                                  ------------------------

/s/ Michael Simm
-----------------------------------
Print Name: Michael Simm
           ------------------------

STATE OF FLORIDA
COUNTY OF PALM BEACH

         The foregoing instrument was acknowledged before me this 7th day of December, 2001 by D. Guy Guenthner, as Group Vice President of SouthTrust Bank, on behalf of the bank. He/she is personally known to me or has produced N/A (type of identification) as identification.


                                             /s/ Linda L. Webb
                                             -------------------------------
                                             NOTARY PUBLIC, STATE OF FLORIDA


                                             Linda L. Webb, #CC 965574, Expires
                                             October 20, 2004
                                             ----------------------------------
                                             (Print, Type or Stamp Commissioned
                                             Name of Notary Public)

                                            THE LENDERS:

                                            SOUTHTRUST BANK, FORMERLY KNOWN AS
                                            SOUTHTRUST BANK, NATIONAL
                                            ASSOCIATION
Witnesses:


/s/ Antonio Duboy                           By:/s/ D. Guy Guenthner
------------------------------------           ---------------------------
Print Name: Antonio Duboy                   Print Name: D. Guy Guenthner
           -------------------------                   -------------------
                                            Title: Group Vice President
                                                  ------------------------

/s/ Michael Simm
-----------------------------------
Print Name: Michael Simm
           ------------------------

STATE OF FLORIDA
COUNTY OF PALM BEACH

         The foregoing instrument was acknowledged before me this 17 day of November, 20010 by D. Guy Guenthner as Group Vice President of SouthTrust Bank, on behalf of the bank. He/she is personally known to me or has produced N/A (type of identification) as identification.


                                             /s/ Linda L. Webb
                                             -------------------------------
                                             NOTARY PUBLIC, STATE OF FLORIDA


                                             Linda L. Webb, #CC 965574, expires
                                             October 20, 2004
                                             -----------------------------------
                                             (Print, Type or Stamp Commissioned
                                             Name of Notary Public)

                                            FIRST UNION NATIONAL BANK

Witnesses:


/s/ Jaqueline Borbouse                      By: /s/ M. Walker Duvall
---------------------------------------        ---------------------------
Print Name: Jaqueline Borbouse              Print Name: M. Walker Duvall
           ----------------------------                -------------------
                                            Title: Senior Vice President
                                                  ------------------------

/s/ Lisa A. O'Brien
---------------------------------------
Print Name: Lisa A. O'Brien
           ----------------------------

STATE OF FLORIDA
COUNTY OF PALM BEACH

         The foregoing instrument was acknowledged before me this 7th day of December, 2001 by Walker Duvall , as Senior Vice President of First Union National Bank, on behalf of the bank. He/she is personally known to me or has produced ____________________ (type of identification) as identification.


                                             /s/ Pamela Ramkalawan
                                             -------------------------------
                                             NOTARY PUBLIC, STATE OF FLORIDA


                                             Pamela Ramkalawan, # CC 944979,
                                             Expires June 13, 2004
                                             --------------------------------
                                             (Print, Type or Stamp Commissioned
                                             Name of Notary Public)

                                            SUNTRUST BANK, FORMERLY KNOWN AS
                                            SUNTRUST BANK, SOUTH FLORIDA, N.A.
Witnesses:


/s/ Michael Miller                          By: /s/ Jeffrey S. Wolfe
---------------------------------------        ---------------------------
Print Name: Michael Miller                  Print Name: Jeffrey S. Wolfe
           ----------------------------                 ------------------
                                            Title: Vice President
                                                  ------------------------

/s/ Jennifer L. Power
---------------------------------------
Print Name: Jennifer L. Power
           ----------------------------

STATE OF FLORIDA
COUNTY OF PALM BEACH

         The foregoing instrument was acknowledged before me this 28th day of November, 2001 by Jeffrey S. Wolfe, as Vice President of SunTrust Bank, on behalf of the bank. He/she is personally known to me or has produced ____________________ (type of identification) as identification.


                                             /s/ Doreen Fischer
                                             -------------------------------
                                             NOTARY PUBLIC, STATE OF FLORIDA


                                             Doreen Fischer, #CC 853578,
                                             Expires July 11, 2003
                                             ----------------------------------
                                             (Print, Type or Stamp Commissioned
                                             Name of Notary Public)

                                            NATIONAL CITY BANK OF KENTUCKY,
                                            NATIONAL ASSOCIATION
Witnesses:


/s/ Glenn Nord                              By: /s/ Todd W. Ethington
---------------------------------------        ---------------------------
Print Name: Glenn Nord                      Print Name: Todd W. Ethington
           ----------------------------                -------------------
                                            Title: Vice President
                                                  ------------------------
/s/ Kevin Anderson
---------------------------------------
Print Name: Kevin Anderson
           ----------------------------

STATE OF
COUNTY OF

         The foregoing instrument was acknowledged before me this 13 day of December, 2000 by Todd Ethington, as VP of National City Bank of Kentucky, National Association, on behalf of the bank. He/she is personally known to me or has produced ____________________ (type of identification) as identification.

                                             /s/ Vickie L. Ross
                                             -------------------------------
                                             NOTARY PUBLIC, STATE OF FLORIDA

                                             Vickie L. Ross, Commission
                                             Expires October 14, 2003
                                             --------------------------------
                                             (Print, Type or Stamp Commissioned
                                             Name of Notary Public)

                                      BARCLAYS BANK, P.L.C.
  Witnesses:


/s/ Miriana Ortega                    By:/s/ Roberto Pelaez   /s/ Gregory Roll
--------------------------------        ---------------------------------------
Print Name: Miriana Ortega            Print Name: Roberto Pelaez   Gregory Roll
          ----------------------                -------------------------------
                                      Title: Director        Associate Director
                                            -----------------------------------

/s/ Teresa Passani
-------------------------------
Print Name: Teresa Passani
           --------------------


STATE OF FLORIDA
COUNTY OF MIAMI-DADE

         The foregoing instrument was acknowledged before me this 4th day of December, 2001 by Roberto Pelaez and Gregory Roll, as Director and Associate Director of Barclays Bank, P.L.C., on behalf of the bank. He/she is personally known to me or has produced _0___________________ (type of identification) as identification.


                                             /s/ Idalia Vazquez
                                             ------------------
                                              NOTARY PUBLIC, STATE OF FLORIDA


                                             Idalia Vazquez, #CC 629322,
                                             Expires March 27, 2001
                                             ----------------------------------
                                             (Print, Type or Stamp Commissioned
                                             Name of Notary Public)